ASSETS AND LIABILITIES HELD FOR SALE	6 Months Ended
Jun. 30, 2025
ASSETS AND LIABILITIES HELD FOR SALE
ASSETS AND LIABILITIES HELD FOR SALE

7.ASSETS AND LIABILITIES HELD FOR SALE

In the fourth quarter of 2023, the Group committed to a plan to sell certain lease-and-owned hotels (the “disposal group”) included in legacy DH. In February 2024, the Group entered into a Share and Asset Purchase and Transfer Agreement with an unaffiliated third party, and the transaction is expected to be closed in 2024, subject to certain customary closing conditions. As of December 31, 2024, the Company remained actively pursuing the sale of the business, with the transaction expected to be completed in phases throughout 2025. According with the amendment signed in early 2025, the first tranche was completed during February 2025, and the residual tranche is expected to be completed in phases throughout 2025. For the year ended December 31, 2024 and six months ended June 30, 2025, impairments of RMB27 and RMB9, respectively, were recorded as the fair value of certain assets fell below their carrying value.

The total assets and liabilities of the disposal group that were classified as held for sale on the Group’s consolidated balance sheet as of December 31, 2024 and June 30, 2025, were as follows:

	As of
	December 31,	June 30,
	2024	2025
Assets held for sale:
Cash and cash equivalents and restricted cash	8	5
Property and equipment, net	82	43
Operating lease right-of-use assets	1,732	819
Finance lease right-of-use assets	67	72
Other assets	52	44
Total	1,941	983

Liabilities held for sale:
Accrued expenses and other current liabilities	62	41
Operating lease liabilities, current	69	44
Operating lease liabilities, non-current	1,785	877
Finance lease liabilities	71	77
Other liabilities	97	45
Total	2,084	1,084